_______________________________________________________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

_____________________________________

Janus International Group, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
135 Janus International Blvd., Temple, GA 30179 (Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (866) 562-2580
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_______________________________________________________________________________________________________________________________

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2023, the Board of Directors (the “Board”) of Janus International Group, Inc. (the “Company”) appointed Roger Fradin as Chairman of the Board and Chair of the Compensation Committee of the Board (the “Compensation Committee”), and David Doll as Chair of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”), effective immediately, each to serve until his successor is duly elected and qualified, or until his earlier resignation or removal. As previously disclosed, both Mr. Fradin and Mr. Doll have served on the Board since 2021. As previously announced, Colin Leonard and José Feliciano tendered their resignations upon the appointment of their respective replacements.
On December 29, 2023, upon the recommendation of the NCG Committee, the Board appointed each of Tony Byerly, Joseph F. Hanna, and Eileen M. Youds as directors on the Board, with Mr. Byerly and Ms. Youds as members of the NCG Committee, and Mr. Hanna as a member of the Compensation Committee, effective as of such date. Ms. Youds will serve as a Class II director until the Company’s 2026 annual meeting of shareholders and until her successor shall have been duly elected and qualified, or until her earlier resignation or removal. Mr. Hanna will serve as a Class III director until the Company’s 2024 annual meeting of shareholders and until his successor shall have been duly elected and qualified, or until his earlier resignation or removal. Mr. Byerly will serve as a Class III director until the Company’s 2024 annual meeting of shareholders and until his successor shall have been duly elected and qualified, or until his earlier resignation or removal.
Each of Messrs. Byerly and Hanna and Ms. Youds are deemed to be independent in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. There are no other arrangements or understandings between any of Messrs. Byerly and Hanna or Ms. Youds and any other person pursuant to which any of Messrs. Byerly and Hanna or Ms. Youds were selected as a director of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between any of Messrs. Byerly and Hanna or Ms. Youds and the Company.
In connection with each of Messrs. Byerly and Hanna and Ms. Youds’s service as members of the Board, they will receive substantially similar compensation paid by the Company to its non-employee directors as disclosed in the Company’s 2023 Proxy Statement, filed with the SEC on May 5, 2023. Each of Messrs. Byerly and Hanna and Ms. Youds will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting in accordance with the Company’s expense reimbursement policy.
Mr. Byerly, age 57, currently serves as Global President of Securitas Technology and Chief Executive Officer of Securitas Technology Corporation, where he has worked since 2016. Mr. Byerly has over 30 years of senior leadership and security experience and has held positions of increasing responsibility in global security companies. Before serving in his current role at Securitas Technology, Byerly was the Executive Vice President of Global Security for Diebold Incorporated where he led global strategy efforts and the successful divestiture of the North America business to Securitas in 2016. Prior to that, Mr. Byerly served as President and Chief Operating Officer at Stanley Security as part of Stanley Black & Decker. Mr. Byerly received a Bachelor of Arts Degree in Social Science and Business from Eureka College.
Mr. Hanna, age 61, currently serves as Chief Executive Officer of McGrath RentCorp (Nasdaq: MGRC), a leading business-to-business rental company. Mr. Hanna has served as Chief Executive Officer since 2017. Before serving in his current role at McGrath, Mr. Hanna served as Chief Operating Officer and served in positions of increasing responsibility since 2003. Before joining McGrath, Mr. Hanna served as an artillery officer in the United States Army following his graduation from West Point. Mr. Hanna received a Bachelor of Science Degree in Electrical Engineering from the U.S. Military Academy.
Ms. Youds, age 65, most recently served as Chief Technology/Information Officer at Global Infrastructure Partners, an independent infrastructure private equity company that invests in high quality assets in the energy, transport and water/waste sectors, where she worked since 2012. Ms.Youds also serves on the boards on a range of corporate, educational and civic organizations, including CyrusOne, the University of Northern Iowa, and the University of St. Thomas. She has over 30 years of senior leadership and technology experience and has held positions of increasing responsibility in multi-billion dollar companies, including Pearson Vue and Honeywell. Ms. Youds completed a Management Executive Program from the Carlson School of Business at the University of Minnesota and holds a

Masters of Arts Degree in Math/Computer Science and a Bachelor of Arts Degree in Chemistry/Mathematics from the University of Northern Iowa

Item 7.01. Regulation FD Disclosure.
On January 2, 2024, the Company issued a press release announcing the appointment of Mr. Byerly, Mr. Hanna, and Ms. Youds and the appointments of Mr. Fradin and Mr. Doll as Chairman of the Board and Chair of the Compensation Committee, and Chair of the NCG Committee, respectively, a copy of which is furnished as Exhibit 99.1 hereto.
The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 2, 2024

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2024
JANUS INTERNATIONAL GROUP, INC.
By: /s/ Anselm Wong
Name: Anselm Wong
Title: Chief Financial Officer